UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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	Preliminary information statement

	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

	Definitive information statement.

THE RADIANT CREATIONS GROUP, INC.
(Name of Registrant as Specified in its Charter)

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THE RADIANT CREATIONS GROUP, INC.

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT
OF THE MAJORITY SHAREHOLDERS IN LIEU OF A MEETING

To the Shareholders of
The Radiant Creations Group, Inc.

We are writing to inform you that on October 22, 2014, shareholders holding a majority of our voting stock have executed a written consent in lieu of a shareholder meeting, which we refer to herein as the “Written Consent”, to approve an amendment to our Articles of Incorporation pursuant to NRS 78.385 and 78.390 to increase the total number of shares of authorized capital stock to 500,000,000 shares consisting of (i) 400,000,000 shares of common stock and (ii) 100,000,000 shares of preferred stock from 200,000,000 shares consisting of (i) 100,000,000 shares of common stock and (ii) 100,000,000 shares of preferred stock.

This is not a notice of a special meeting of shareholders and no shareholder meeting will be held to consider any matter which is described herein.  THE ACCOMPANYING INFORMATION STATEMENT IS BEGING MAILED TO SHAREHOLDERS ON OR ABOUT NOVEMBER ____, 2014.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Gary R. Smith
Gary R. Smith, Chief Executive Officer
and Director

November ___, 2014

THE RADIANT CREATIONS GROUP, INC.
Harbour Financial Center
2401 PGA Boulevard, Suite 280-B
Palm Beach Gardens, FL 33410
November ____, 2014

INFORMATION STATEMENT

GENERAL INFORMATION

In this Information Statement we refer to The Radiant Creations Group, Inc., a Nevada corporation, as the “Company,” “we,” “us,” or “our.”

The Information Statement is furnished in connection with an action by written consent (the “Written Consent”) of shareholders of the Company controlling 220,000,000 votes out of a total of 256,233,708 votes or approximately 85.86%, of the total votes available from the total issued and outstanding Common Stock and Preferred Stock (the “Majority Shareholders”).  The actions taken by the Written Consent will not become effective until at least 20 business days after the Information Statement is sent or given to our shareholders in accordance with the requirements of the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The close of business on October 22, 2014, the date that the Majority Shareholders gave their written consent, is the record date (the “Record Date”) for the determination of shareholders entitled to notice of the action by the Written Consent.

Pursuant to the Written Consent, the Majority Shareholders (i) approved an amendment to our Articles of Incorporation to increase the total number of shares of authorized capital stock to 500,000,000 shares consisting of (i) 400,000,000 shares of common stock and (ii) 100,000,000 shares of preferred stock from 200,000,000 shares consisting of (i) 100,000,000 shares of common stock and (ii) 100,000,000 shares of preferred stock thereby increasing the total number of shares of Common Stock that the Company has the authority to issue from 100,000,000 to 400,000,000 shares (the “Proposal”).  The Proposal does not in any way amend the number or the terms of the preferred shares.

Our Board of Directors unanimously approved the amendment to our Articles of Incorporation on October 22, 2014.  Also on October 22, 2014, the Board of Directors set the Record Date as November 6, 2014.

This Information Statement contains a brief summary of the material aspects of the Proposal approved by the Board and the Majority Shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our shareholders of certain corporate actions taken by the Majority Shareholders pursuant to the Written Consent.  In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposals as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the Majority Shareholders to reduce the costs and implement the Proposals in a timely manner.

Who is Entitled to Notice?

Each outstanding share of Common Stock as of record on the Record Date will be entitled to notice of the actions to be taken pursuant to the Written Consent.

What Vote is Required to Approve the Proposals?

The affirmative vote of a majority of the Common Stock and Preferred Stock outstanding on the Record Date is required for approval of the Proposals.  As of the Record Date, the Company had 36,233,708 shares of Common Stock, 1,000,000 shares of Series A Super Voting Preferred Stock and 20,000,000 shares of Series B Preferred Stock issued and outstanding.  Each share of our Common Stock and our Series B Preferred Stock entitles its holder to one vote on each matter submitted to the shareholders.  Each share of our Series A Super Voting Preferred Stock entitles its holder to two hundred votes on each matter submitted to the shareholders.  However, because the Majority Shareholders, holding a majority of the outstanding Common Stock and Preferred Stock as of the close of business on the Record Date, voted in favor of the Proposals, no other shareholder consents will be obtained in connection with this Information Statement.

PROPOSAL

AMENDMENT TO THE
ARTICLES OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 400,000,000

The Company’s Articles of Incorporation authorize the issuance of 200,000,000 shares consisting of 100,000,000 shares of Common Stock, $0.00001 par value per share, and 100,000,000 shares of Preferred Stock, $0.00001 par value per share. On October 22, 2014, the Board of Directors of the Company approved an amendment to the Articles of Incorporation to increase the total number of shares of authorized capital stock to 500,000,000 shares consisting of (i) 400,000,000 shares of common stock and (ii) 100,000,000 shares of preferred stock thereby increasing the total number of shares of Common Stock that the Company has the authority to issue from 100,000,000 to 400,000,000 shares, all subject to hareholder approval.  The Proposal does not in any way amend the number or the terms of the preferred shares, all of which are incorporated in the amendment to the Company’s Articles of Incorporation which is attached hereto as Attachment A.

Purpose and Effect of the Amendment

The Company currently has 100,000,000 authorized shares of Common Stock. As of October 22, 2014, the Company had 36,233,708 shares of Common Stock, 1,000,000 shares of Series A Super Voting Preferred Stock and 20,000,000 shares of Series B Preferred Stock issued and outstanding.

The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of Common Stock available in order to provide flexibility for corporate action in the future.  Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Articles of Incorporation, as amended, and the delay and expense incurred in holding special meetings of the Stockholders to approve such amendments.

Notwithstanding the foregoing, the Company currently has no arrangements or understandings for the issuance of additional shares of Common Stock, although opportunities for acquisitions and equity financings could arise at any time. If this proposal is approved, all or any of the authorized shares may be issued without further shareholder action (unless such approval is required by applicable law or regulatory authorities) and without first offering those shares to the stockholders for subscription. The issuance of shares otherwise than on a pro-rata basis to all stockholders would reduce the proportionate interest in the Company of each share.

The increase in the authorized number of shares of Common Stock could have an anti-takeover effect. If the Company’s Board of Directors desire to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

A copy of the proposed amendment to the Company’s Articles of Incorporation is attached hereto as Attachment A. The amendment will become effective upon filing with the Nevada Secretary of State as required by the Nevada Revised Statutes. It is anticipated that this will occur promptly following December 1, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth all the shares beneficially owned by all Executive Officers and Directors as a group as of November 6, 2014.

Title of Class	Name and Address of Beneficial Owner	Number of Preferred and Common Stock	Percentage of Stock

Common Stock		No Common Stock	0%

Preferred Stock	BioDynamic Molecular Technologies, LLC	1,000,000 Series A Preffered	100%

	Beneficial Owners:
	Gary R. Smith, CEO - 500,000 Shares.
	Gary D. Alexander, CFO - 250,000 Shares
	Michael S. Alexander, VP - 250,000 Shares
	Palm Beach Gardens, FL

	BioDynamic Molecular Technologies, LLC	20,000,000 Series B Preffered	100%

	Beneficial Owners:
	Gary R. Smith, CEO - 10,000,000 Shares.
	Gary D. Alexander, CFO - 5,000,000 Shares
	Michael S. Alexander, VP - 5,000,000 Shares
	Palm Beach Gardens, FL

Based upon 36,233,708 shares of common stock and 1,000,000 shares of Series A preferred and 20,000,000 shares of Series B preferred stock outstanding on November 6, 2014.

EXECUTIVE COMPENSATION

On September 25, 2013 Management authorized and created the Radiant Creations 2013 Incentive Stock Option Plan authorizing 50,000,000 options for share 50,000,000 shares of common stock to be issued to officers, directors, significant employees, advisors and consultants.

On December 3, 2013, the Board of Directors granted incentive stock options as follows:

Gary R. Smith, CEO	$6,000,000
Gary D. Alexander, CFO	6,000,000
Manpreet Singh Thaper	16,000,000
Michael S. Alexander, VP of Corporate Finance	3,000,000
Other Employees, Independent Directors and Advisors	7,950,000

At November 6, 2014, no options have been exercised.

EMPLOYMENT CONTRACTS

On March 1, 2014 and effective March 3, 2014, the Board of Directors authorized and executed employment agreements for significant employees including:

Gary R. Smith, CEO and President (1)	$156,000 annually Effective date – March 3, 2014
Manpreet Singh Thaper (Payscout, Inc.) (1)	$156,000 annually Effective date – March 3, 2014
Gary D. Alexander, CFO and Corporate Secretary (1)	$156,000 annually Effective date – March 3, 2014
Michael S. Alexander. VP of Corporate Finance	$78,000 annually Effective date – December 2, 2013

(1)
For the quarters ended May 31, 2014 and August 31, 2014 Gary R. Smith, CEO, Gary D. Alexander, CFO and Manpreet Singh Tharpe waived their compensations until such time as cash flow is available to fund their agreements.

Other terms and conditions of the agreements are standardized and customary within recognized corporate policies and practices.

DISSENTERS’ RIGHTS OF APPRAISAL

Compensation Committee Interlocks and Insider Participation

The Company does not have a compensation committee or other board committee performing equivalent functions.  Until a formal committee is established, our board of directors will perform the functions associated with a compensation committee, including reviewing all forms of compensation provided to our executive officers, directors, consultants and employees, including stock compensation.

Under the Nevada Revised Statutes, our shareholders are not entitled to dissenters’ appraisal rights with respect to any of the Proposals, and we do not intend to independently provide shareholders with any such right.

DISCLOSURES REGARDING FORWARD LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties.  All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions.  Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements.  Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our company or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements contained or incorporated by reference in this Information Statement are forward-looking statements and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.  These statements include declarations regarding our plans, intentions, beliefs or current expectations.

The forward-looking statements included in this Information Statement are made only as of the date of this Information Statement.  The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results of those anticipated.  These uncertainties and other risk factors include, but are not limited to: changing economic and political conditions in the United States and in other countries; the ability to integrate effectively acquired companies; the loss of current customers or the inability to obtain new customers; war or other acts of political unrest; changes in governmental spending and budgetary policies; governmental laws and regulations surrounding various matters such as environmental remediation, contract pricing, and international trading restrictions; customer product acceptance; continued access to capital markets; and foreign currency risks.

We further caution investors that other factors might, in the future, prove to be important in affecting our results of operations.  New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement.  The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

ADDITIONAL INFORMATION

Distribution of the Information Statement

We will pay the costs associated with this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding the Information Statement to beneficial owners.

Where You Can Find Additional Information

    We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy these reports, proxy statements and other information at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549.  You can request copies of these documents by writing to the SEC and paying a fee for the copying cost.  Please call the Commission at 1-800-SEC-0330 for more information about the operation of the public reference rooms.  Our SEC filings are also available at the SEC’s web site at www.sec.gov and our website at www.spherixincorporated.com.  We have not incorporated by reference into this Information Statement the information contained on our website and you should not consider it to be part of this Information Statement.

By Order of the Board of Directors

/s/ Gary R. Smith
Gary R. Smith, Chief Executive Officer

November 6, 2014